Risk management - Disclosure of liquidity coverage ratio by component (Details) - Liquidity risk - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure of maturity analysis for financial assets held for managing liquidity risk [line items]
High-quality liquid assets-HQLAs	€ 312,042	€ 297,300
Total net cash outflows (denominator)	204,759	181,953
Cash outflows	270,748	233,294
Cash inflows	€ 65,989	€ 51,341
LCR ratio (%)	152.00%	163.00%
NSFR ratio (%)	121.00%	126.00%